THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

本协议为私募发行股权认购协议（“认购协议”）。本次私募发行涉及在离岸交易中向1933美国证券法修正案（“1933法案”）定义下的非美国人士发行股票。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议中所涉及的股票均未在1933法案或美国其他州的证券法下登记过，并且，除非符合1933法案的规定依照一份有效的1933法案登记声明，或者符合适用的登记豁免例外情形，或者涉及交易不受1933法案登记要求的限制，并且在每种情形下都符合各州适用的证券法律，本协议中涉及的股票在没有依法登记的情况下不得在美国或者向美国人士（定义见1933法案）直接或间接地发行或出售。

PRIVATE PLACEMENT SUBSCRIPTION
FOR NON U.S. SUBSCRIBERS

SINO FORTUNE HOLDING CORPORATION

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

针对非美国人士的私募认购

SINO FORTUNE HOLDING CORPORATION

私募发行

认购指南：

COMPLETE the information on page 2 of this Subscription Agreement.

请完成本认购协议第2页中的信息填写。

FAX a copy of page 2 of this Subscription Agreement to SINO FORTUNE HOLDING CORPORATION, attention Sichenzia Ross Ference Kesner LLP, Benjamin Tan Esq at +1 212 930 9725.

请传真本认购协议第2页至SINO FORTUNE HOLDING CORPORATION，同时传真至思诚律师事务所Benjamin Tan律师，传真号码+1 212 930 9725。

COURIER the originally executed copy of the entire Subscription Agreement and Escrow Agreement to SINO FORTUNE HOLDING CORPORATION., to

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor,

New York, NY 10006

Attention: Benjamin Tan, Esq.

请将整份认购协议的副本以及第三方托管协议快递给SINO FORTUNE HOLDING CORPORATION，以及

61 Broadway, 32nd Floor,

New York, NY 10006

Benjamin Tan, Esq. （收）

SINO FORTUNE HOLDING CORPORATION
PRIVATE PLACEMENT

SINO FORTUNE HOLDING CORPORATION

私募发行

The Subscriber hereby irrevocably subscribes for, and on Closing will purchase from the Company, the following securities at a price of US$.___ per Share:

认购人特此不可撤销地认购，并且在交割之日将以0.___美元每股的价格向公司购买下列股票：

______________ Shares

______________ 股

EXECUTED by the Subscriber this _______ day of______________, 2016. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the “Address of the Subscriber”. The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.

认购人于2016年________月_________日签署该协议。通过签署该协议，认购人承认“认购人地址”下的地址即为认购人以及任何认购人代表的认购受益人的地址。所列出的认购人地址将被公司视为认购人的住址。

WITNESS:	EXECUTION BY SUBSCRIBER:

鉴于：	认购人签订：

X
Signature of witness	Signature of Subscriber

见证人签名	认购人签名

Name of witness	Name of Subscriber (please print)

见证人姓名	认购人姓名（打印体）

ACCEPTED this _______ day of _____________, 2016

于2016年_______月_________日接受	Address of Subscriber (residence)

SINO FORTUNE HOLDING CORPORATION	认购人地址（住址）
Per:

Authorized signatory

授权人签名

By signing this acceptance, the Company agrees to be bound by all representations, warranties, covenants and agreements on pages 4-11 hereof.

通过签署该承诺，公司同意受到本协议第4页至第11页上的声明、保证、契约以及协定的约束。

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

该认购协议可以在其任何数量的副本中签订，当签订和送达时，每一份副本都将被视为一份原始文本，所有副本将被视为一份合同。当一份签订后的认购协议副本通过电子传真或其他可以打印出来的电子传输方式送达，该副本将被视为于后面规定的日期签订和送达。

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

本协议为私募发行股权认购协议（“认购协议”）。本次私募发行涉及在离岸交易中向1933美国证券法修正案（“1933法案”）定义下的非美国人士发行股票。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议中所涉及的股票均未在1933法案或美国其他州的证券法下登记过，并且，除非符合1933法案的规定依照一份有效的1933法案登记声明，或者符合适用的登记豁免例外情形，或者涉及交易不受1933法案登记要求的限制，并且在每种情形下都符合各州适用的证券法律，本协议中涉及的股票在没有依法登记的情况下不得在美国或者向美国人士（定义见1933法案）直接或间接地发行或出售。

PRIVATE PLACEMENT SUBSCRIPTION

(Non U.S. Subscribers Only)

私募发行认购

（仅适用于非美国人士）

TO:	SINO FORTUNE HOLDING CORPORATION (the “Company”)
17A&B, China Merchants Tower,
Wanchai Road, Shekou, Nanshan, Shenzhen 518000, China

至:	SINO FORTUNE HOLDING CORPORATION (the “Company”)
17A&B, China Merchants Tower,
Wanchai Road, Shekou, Nanshan, Shenzhen 518000, China

Purchase of Shares

购买股份

1. SUBSCRIPTION

1. 认购

1.1 The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of common shares of the Company’s common stock (the “Shares”) as set out on page 2 of this Subscription Agreement at a price of US$.___ per Share (such subscription and agreement to purchase being the “Subscription”), for the total subscription price as set out on page 2 of this Subscription Agreement (the “Subscription Proceeds”), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.1 下方签署人（“认购人”）特此不可撤销地认购，并且同意以每股0.____美元的价格购买第2页上所列数量的公司普通股（“公司股票”）（此类认购行为以及购买协议统称为“认购”），并且为此支付本协议第2页上列明的购买总金额（“认购金额”），认购金额将在本协议所列出的声明、保证以其他条款和条件的基础上支付。

1.2 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company. This offering is not subject to any minimum or maximum offering.

1.2 在本协议所列出的声明、保证以其他条款和条件的基础上，公司特此同意向认购人出售公司股票。受制于本协议其他条款，该认购协议将在公司做出承诺时生效。本次股票发行没有下限和上限。

1.3 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

1.3 除非特别声明，该认购协议中所涉及的货币指的是美国的合法货币。

2. PAYMENT

2. 支付

2.1 The Subscription Proceeds must accompany this Subscription Agreement. Payment of the Subscription Proceeds, in free and cleared funds, must be made to the following account:

Account name: Shandong Keyu Law Firm
Account Bank: BANK OF HEBEI CO., LTD QINGDAO JINGKOU ROAD BRANCH
Account number: 08021700000133

2.1 认购金额必须副随在本认购协议下。认购金额必须以不受约束的、所有权明确的资金支付到下列账户中：

户 名：山东科誉律师事务所
开户行：河北银行股份有限公司青岛京口路支行
账 号：08021700000133

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds, the Escrow Agreement and any other documents delivered in connection herewith will be held by the Company’s lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction.

2.2认购人承认并且同意，此份认购协议、认购金额，以及第三方托管协议以及其他有关文件将由公司的律师代替公司保管。如果公司出于任何原因在收到经认购人签署过的认购协议后60天内不接受该认购协议，此协议将连同认购金额以及其他文件一同寄还到认购协议上标明的认购人地址，返还的认购金额不附利益，也不会减扣。

2.3 Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

2.3 当认购金额支付给公司时，公司可以将其视为无息贷款并且在其接受认购协议之前使用此认购金额。

2.4 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement, including the attached completed Questionnaire and the Escrow Agreement.

2.4 认购人必须完成、签署并且将该认购协议签署后的副本返还给公司，包括附属的问卷以及第三方托管协议。

2.5 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

2.5 在公司要求的情况下，认购人将尽快完成监管当局以及相关法律要求的文件、问卷、通知以及担保，并且将其提交给公司。

3. CLOSING

3. 交割

3.1 Closing of the purchase and sale of the Shares shall occur on or before October ___, 2016, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

3.1 公司股票的购买及出售将于2016年6月____日或之前交割，或者在另一个由公司单独决定的日期完成交割（“交割日”）。认购人了解公司可以在交割日之前或之后向其他认购人在此次发行中（“发行”）发行股票。公司也可以自主决定通过一次或多次交割完成此次发行，在此过程中公司可以向一个或者多个认购人（包括该协议下的认购人）发行股票来偿付交割日当天或之前的付款。

4. ACKNOWLEDGEMENTS OF SUBSCRIBER

4. 认购人承认事项

4.1 The Subscriber acknowledges and agrees that:

(a) none of the Shares have been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

4.1 认购人承认并且同意：

（a）此次发行的股票均未在1933证券法修正案（“1933法案”），或者美国任何州的证券法规或者“蓝天法案”下登记过，并且股票的发行不是在1933法案定义下公开发行的交易中进行的，此外，若未经过合法登记，除非符合1933法案的规定依照一份有效的1933法案登记声明，或者符合适用的登记豁免例外情形，或者涉及交易不受1933法案登记要求的限制，并且在每种情形下都符合各州适用的证券法律，本协议中涉及的股票在没有依法登记的情况下不得在美国或者向美国人士（定义见1933法案）发行或出售；

(b) the Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) 如果股票的发行没有依据S法规的规定,#65292;不符合1933法案的规定依照一份有效的1933法案登记声明或者不符合适用的登记豁免例外情形 或者不符合1933法案登记豁免交易的要求 公司将拒绝登记此类股票的转让;

(c) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of information regarding the Company provided by the Company and/or available on the SEC website at www.sec.gov to the Subscriber (the “Company Information”);

(c)签订该认购协议以及购买公司股票的决定不基于任何口头或书面的事实声明,或者其他公司或代表公司做出的声明。此类决定仅仅基于认购人查阅由公司提供的公司信息以及/或者在SEC网站www.sec.gov可以获得的信息（“公司信息”）；

(d) the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

（d）认购人以及认购人的顾问已经获得合理的机会来查阅公司信息，询问公司关于此次发行的问题并且获得了回答，并且在已经拥有或者不耗费不合理劳力或费用可获得的范围内，获得了评估公司信息以及相关文件准确性的必要信息；

(e) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

（e）除了特定保密条款的限制，在发出合理查阅通知的情况下，公司的文档可以在合理的工作时间及其办公地点供人查阅，并且，所有与此次发行有关的文件、记录已经准备就绪供认购人、认购人律师以及/或者顾问进行查阅；

(f) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

（f）通过签订该协议，认购人免除公司向其传达接受根据该认购协议购买股票的需要；

(g) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

（g）公司有权依赖本协议中认购人做出的声明、保证、陈述以及回答，并且认购人将保证公司免于受到因其未能正确完成该认购协议而造成的损失或伤害；

(h) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

（h）如果认购人在提供给公司的文件中的承认、声明或保证在任何实质性方面存在不实情况，或者认购人违约或者未能遵守相关的契约或协议，认购人将补偿和维护本公司及（如适用）其各自的董事，高管，雇员，代理人，顾问和股东免受任何及所有因此产生的损失，责任，索赔，损害赔偿和费用（包括但不限于：任何因调查、准备或者辩护因该协议产生或有产生威胁的诉求、诉讼、行政程序或者调查而产生的任何及所有的合理费用）。

(i) the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

（i）在违反法律的情况下，或者在公司合理考虑后认为不符合公司最佳利益的情况下，股票的发行和销售将不能够完成；

(j) the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

（j）针对投资公司股票的收益和风险以及转售公司股票的限制，认购人已经被建议咨询自己的法律、税务以及其他方面的顾问，认购人将单独对下列事项的遵守负责（公司无论从任何角度而言都无责任）：

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

（i） 该认购人住所地管辖区就股票发行方面的适用法律，以及

(ii) applicable resale restrictions;

（ii） 相关的转售限制；

(k) the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

（k）认购人认购公司股票不是“定向销售工作”（定义见1933法案S法规）的结果，其本身也不会在美国就其认购的任一股票从事上述行为，包括任何以在美国转售公司股票而在美国市场创造条件，或者存在合理可能性造成此类效果的行为；这样规定的前提是，在根据1933法案进行登记并且满足相关州证券法规的情况下，或者满足免于登记的情形或者其他适用情形的情况下，认购人可以销售或者以其他方式处理公司股票；

(l) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

（l）在收到和签订该认购协议时，认购人在美国境外，并且认购人是以自己投资为目的购买公司股票，其没有计划将全部或部分股票转售、分配或者拆分。并且，任何其他人都不能直接或间接地获得该公司股票利益；

(m) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Shares;

（m）在发行公司股票最初后的一年内，不得向美国人士或其账户或美国人士的受益人（除了经销商之外）发行或者出售公司股票；

(n) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

（n）尽管从技术层面而言，公司股票发行和销售免于登记的法条基础是S规则，但如果本次发行只是躲避1933法案登记要求的计划或策略，那么S规则的豁免规定将不会适用。

(o) the Shares are presently listed on the OTC Markets but no assurance is made that the Shares will continue to be listed on the OTC Markets or be listed on any national stock exchange or automated dealer quotation system;

（o）目前公司股票在OTC交易市场上挂牌，但并不保证未来公司股票会继续在OTC交易市场挂牌或者在任何全国性的证券交易所挂牌，或者在自动经销商报价系统交易；

(p) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

（p）美国证券交易委员会（SEC）或者其他证券委员或者类似监管机构都没有审查或批准过公司股票的益处；

(q) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

（q）SEC或者任何州证券管理部门都没有对此次发行的相关文件进行审查过；

(r) there is no government or other insurance covering any of the Shares; and

（r）公司股票没有政府或其他保险；并且

(s) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

（s）除非公司接受，否则认购人不能执行该认购协议，同时认购人也了解并同意公司保留以任何理由决绝认购的权利。

(t) the Company is presently a shell within the meaning of (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) and although it has entered into a share exchange agreement with Benefactum Alliance Holdings Company Limited, a British Virgin Islands company and all the shareholders of Benefactum Alliance Holdings Company Limited to acquire all the issued and outstanding capital stock of Benefactum Alliance Holdings Company Limited in exchange for 50,000,000 restricted shares of common stock, par value $.001 of the Company (the “Reverse Merger”), there is no assurance that the Reverse Merger will be consummated.

（t）目前公司是一家1934证券交易法修正案12b-2规则下定义下的壳公司。尽管其已经与一家英属维京岛公司Benefactum Alliance Holdings Company Limited及其所有股东达成换股协议，以公司面值为0.001美元的50,000,000股限制性普通股换取Benefactum Alliance Holdings Company Limited所有的发行和流通股票（“反向并购”），但在此没有保证此次反向并购可以完成。

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5. 认购人的声明、保证以及约定

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

5.1 认购人特此向公司声明、保证并且约定下列事项（这些声明、保证以及约定将在交割日后持续有效）：

(a) the Subscriber is not a U.S. Person (as defined herein);

(a)认购人不是一个美国人士（如本协议定义）；

(b) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

(b)认购人认购公司股票不是直接或间接地为了美国人士的账户或利益（如本协议定义）；

(c) the Subscriber is resident in the jurisdiction set out on page 2 of this Subscription Agreement;

(c)认购人为本认购协议第二页所列出的司法管辖区的居民；

(d) the Subscriber:

(d）认购人：

(i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares,

(i)了解，或者被独立建议过关于购买公司股票所适用的其住所地（“国际司法管辖区”）的相关证券法规，

(ii) is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(ii)根据招股书豁免或者同等的其他法律要求的豁免认购公司股票，如果前述情况不适用，认购人在其国际司法管辖区内根据相关证券法律不需要凭借任何豁免即可认购公司股票，

(iii) acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Shares, and

（iii）承认其居住的国际司法管辖区的相关证券法不要求公司针对发行、出售或转售公司股票在该管辖区内向任何证券监管部门提交任何文件或寻求任何批准，并且

(iv) represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

（iv）声明和保证认购公司股票不会引发下列事项：

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

A. 在国际司法管辖区内就此类购买准备并且提交招股书或类似文件，或者任何其他类似报告的义务，或者

B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

B. 公司在国际司法管辖区内持续的披露报告义务，并且

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

在公司要求的情况下，认购人会向公司提交一份国际司法管辖区内的证明或者当地律师的意见来证实上述第（ii）、（iii）以及（iv）段的内容，以满足公司的合理需要；

(e) the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);

（e）认购人仅以投资为目的购买公司股票，认购人没有计划将全部或部分股票转售、分发或者拆分，并且，具体而言，认购人没有意图直接或间接地在美国分配公司股票或者向美国人士分配股票（如本协议定义）；

(f) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

（f）在收到和签订该认购协议时认购人在美国境外；

(g) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

（g）认购人了解且同意，除非符合1933法案的规定，并且在具体情况下满足相关州证券法的规定，认购人不得从事任何涉及公司股票的对冲交易；

(h) the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

（h）认购人承认其认购公司股票不是“定向销售工作”（定义见1933法案S法规）的结果，其本身也不会在美国就其认购的任一股票从事上述行为，包括任何以在美国转售公司股票而在美国市场创造条件，或者存在合理可能性造成此类效果的行为；这样规定的前提是，在根据1933法案进行登记并且满足相关州证券法规的情况下，或者满足免于登记的情形或者其他适用情形的情况下，认购人可以销售或者以其他方式处理公司股票；

(i) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

（i）认购人拥有法定资格和能力来达成以及签订该认购协议，并且能够采取本协议规定的措施，此外，如果认购人是一家公司，那么根据其成立的司法管辖区的法律，其成立合法正当且有效存续，并且认购人已经获得了必要的董事、股东和其他人的批准来代表其签订和履行该认购协议；

(j) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constituting documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

（j）认购协议的达成及其涉及的交易不会违反任何适用法律的条款和规定，或者，在适用的情况下，不会违反任何认购人作为当事人的书面或口头的协议或其任何构成文件；

(k) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

（k）认购人已经正当地签订并且递送了此份认购协议，并且其已经构成了一份针对认购人有效且有约束力的合同；

(l) the Subscriber has received and carefully read this Subscription Agreement;

（l）认购人已经收到并且仔细阅读过了此份认购协议；

(m) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

（m）认购人（i）拥有充足的净资产以及方式来支持当前的财务需求以及潜在的私人应急需要，（ii）不需要在此次投资后马上变现，并且（iii）针对此次投资公司股票可以无限期的承担风险，并且可以承受此次投资造成的全部损失；

(n) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information requested herein;

（n）认购人在金融和商事方面拥有所需的知识和经验来评估此次购买公司股票和投资公司的收益和风险，并且认购人将会按照本协议要求的信息提供相关的此类知识和经验的证明；

(o) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

（o）认购人理解并同意公司和其他人将会依赖于其所提供的本协议中的承认、声明、保证、约定以及商定的真实性和准确性，并同意，如果任何此类承认、声明、保证、约定以及商定不再准确或者遭到违反，认购人将及时通知公司;

(p) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

（p）认购人意识到本次针对公司的投资具有不确定性并且涉及一定程度的风险，包括可能损失此次投资；

(q) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

（q）认购人购买公司股票是以自己投资为目的，认购人不是为他人购买也不是以分配、转让或转售给他人为目的，并且，任何其他人都不会对此类公司股票拥有直接或间接的收益，并且认购人也没有将公司股票的收益分配给其他任何人；

(r) the Subscriber is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

（r）认购人不是公司普通股的承销商或经销商，也不是根据合同或其他协议参与公司股票分配的认购人；

(s) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Shares and the Company;

（s）认购人已经独立地对购买公司股票以及对投资公司进行了独立的检查和调研，并且获得了其法律和金融顾问的建议，认购人在此同意公司对认购人投资公司股票和公司本身的决定在任何层面不负任何责任；

(t) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

（t）如果认购人作为一个或多个投资人账户的信托或代理购买公司股票，那么认购人针对每一个此类账户拥有唯一的投资裁量权，并且投资人有权代表此类投资人账户做出前述承认、声明和协议；

(u) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

（u）认购人不知道任何关系公司股票的广告，并且其购买公司股票也不是因为一般性推销或者一般性宣传，包括广告、文章、通知或其他类似的发表在任何报纸、杂志或类似媒介或者通过电台或电视的宣传内容，或任何通过一般性推销或一般性宣传邀请参与人的研讨会或会议；

(v) no person has made to the Subscriber any written or oral representations:

（v）没有人向认购人做出过下列书面或口头陈述：

(i) that any person will resell or repurchase any of the Shares,

（i）任何人将会转售或买回任何公司股票，

(ii) that any person will refund the purchase price of any of the Shares,

（ii）任何人会返还购买公司股票的任何资金，

(iii) as to the future price or value of any of the Shares, or

（iii）针对任何公司股票未来的价格或价值，或者

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system;

（iv）任何公司股票将会在任何证券交易市场或自动经销商报价系统上挂牌交易，或者已经提出了申请使任何公司股票在任何证券交易市场或自动经销商报价系统上挂牌交易;

(w) the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement, the Escrow Agreement and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor; and

（w）投资人了解并且同意，除非下方签署人向公司提供一份该认购协议的签署副本、第三方托管协议以及其他辅助文件以便公司或其律师确认该认购人的适格性，否则公司将不会将认购人的认购视为该认购协议的接受；并且

(x) the Subscriber the undersigned will not, during the period commencing on the Closing Date and ending on the second anniversary after the Closing Date (the “Lock-Up Period”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any Shares or any securities directly or indirectly convertible into or exercisable or exchangeable for the Shares owned either of record or beneficially (as defined in the Securities Exchange Act of 1934,as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing, and in connection therewith will execute and deliver the Escrow Agreement to the Company.

（x）自交割日起至交割日两周年之日止（“封锁期”），下方署名的认购人将不会直接或间接地（1）要约，质押，转让，抵押，宣布打算出售，出售，订约出售，出售任何购股权或订约购买，购买任何购股权或订约出售，授出任何购股权，权利或认股权证以购买，出借或以其他方式转让或处置任何公司股份，或者直接或间接可兑换或可行使或交换为公司股票的证券，无论这些公司股票或证券是直接持有还是通过中介持有（定义见1934证券交易法修正案（“证券交易法”））或者（2）达成任何交易或其他协议或安排来部分或全部转让公司股票的股权经济后果，不论上述第（1）点和第（2）点描述的交易是否通过递达公司股票或其他此类证券来实现，或者公开宣布进行上述事项的意图，并且相关联地签订以及向公司交付第三方托管协议。

5.2 In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

5.2 在该认购协议中，“美国人士”的定义以1933法案下的S规则为准，并且以该协议为目的，包括任何在美国的人士。

6. ACKNOWLEDGEMENT AND WAIVER

6. 承认以及免责

6.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

6.1认购人承认其购买公司股票的决定仅仅是基于公司信息而做出的。认购人特此在法律允许的最大程度内放弃其撤销、解除的权利，或者在分配公司股票时认购人可能获得的赔偿损失的权利。

7. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7. 公司将会依赖的声明和保证

7.1 The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

7.1认购人承认，本协议中所包含的承认，声明和保证是其作出的，并且其希望公司及其法律顾问将依赖这些陈述来评估认购人在相关证券法规定下是否有购买公司股票的资格，或者在适用时，评估认购人所代表的相关人士是否具有上述资格。认购人进一步同意，通过接受公司股票证明的交付，其声明并保证本协议中所包含的承认，声明和保证真实准确，且自此开始不论其如何处理公司股票，这些承认，声明和保证始终拥有完全的效力。

8. RESALE RESTRICTIONS

8. 转受限制

8.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.1 认购人了解公司股票的转售受到针对认购人本人以及转入方的证券法规的限制。认购人承认公司的股票没有在1933法案或者美国任何州的证券法下登记过。除非根据联邦证券法以及所有相关州证券法的规定登记，或者符合相关免于登记规则的要求，公司股票不得在美国被发行或出售。

9. LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

9. 相关证券的标记和登记

9.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

9.1 认购人特此承认，自公司股票发行之初至相关证券法律法规不再要求之时，公司股票证明将会包含下列形式的标记：

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

该证明代表的证券是在一次离岸交易中发行给非美国人士（如本协议定义）的，美国人士的定义见1933证券法修正案（“1933法案”）。

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

本协议中所涉及的股票均未在1933法案或美国其他州的证券法下登记过，并且，除非符合1933法案的规定依照一份有效的1933法案登记声明，或者符合适用的登记豁免例外情形，或者涉及交易不受1933法案登记要求的限制，并且在每种情形下都符合各州适用的证券法律，本协议中涉及的股票在没有依法登记的情况下不得在美国或者向美国人士（定义见1933法案）直接或间接地发行或出售。此外，除非符合1933法案的规定，不得针对此类证券进行对冲交易。“美国”以及“美国人士”的定义以1933法案下的定义为准。

9.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.2 认购人特此承认及同意，为了实行本协议中关于股票转让的限制，公司将在其资料中做出相关标示，并且给予其登记人和过户交易人相关指示。

10. COLLECTION OF PERSONAL INFORMATION

10. 个人信息的收集

10.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

10.1认购人承认并且同意，为了履行该认购协议以及完成公司股票的发行，公司将收集认购人的个人信息。公司可以将认购人的信息（在适用的情况下，连同认购人所代理人的个人信息）披露给（a）证券交易或者证券监管部门，（b）公司的登记人及过户登记处，以及（c）任何此次发行涉及的各方，包括律师，并且这些信息可以包含在与此次发行有关的档案中。通过签订此认购协议，认购人被视为同意上述个人信息（在适用的情况下，连同认购人所代理人的个人信息）的收集，使用和披露，并保留这样的个人信息，只要上述行为符合法律允许或商业惯例的要求。尽管认购人作为一名未公开身份的主体的代理购买公司股票，为了符合上述要求，在公司要求的情况下，认购人同意披露该主体的身份信息。

11. COSTS

11. 费用

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11.1 认购人承认并同意所有因购买公司股票产生的费用和开销（包括认购人聘用任何特殊顾问的任何费用）将由认购人承担。

12. GOVERNING LAW

12. 适用法律

12.1 This Subscription Agreement is governed by the laws of the State of New York and the federal laws of the United States applicable thereto. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of New York.

12.1该认购协议受纽约州法律和美国适用的联邦法律的管辖。认购人，以其作为个人或公司的权利，并且在适用情况下代表其所代理人，不可撤销的同意受制于纽约州法院的专属管辖。

13. SURVIVAL

13. 存续

13.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

13.1 该认购协议，包括但不限于其中包含的声明、保证以及约定，在认购人完成公司股票的购买之后仍将保持完整的效力并且约束协议各方。

14. ASSIGNMENT

14. 转让

14.1 This Subscription Agreement is not transferable or assignable.

14.1 该认购协议不可转移或转让。

15. SEVERABILITY

15. 可分性

15.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.1 本认购协议的任何特定条款的无效或无法执行，不应影响或限制本认购协议之其他条款的有效性和可执行性。

16. ENTIRE AGREEMENT

16. 协议整体性

16.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement and the Escrow Agreement contain the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.1除本认购协议，以及在其他协议，文书和其他文件中考量到的或提及过的除外，本认购协议及第三方托管协议包含了双方之间有关出售公司股票的全部协议，除此之外没有其他由本公司或其他任何人作出的条款，条件，陈述或保证，无论明示，默示，口头或书面，依照成文法或习惯法。

17. NOTICES

17. 通知

17.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

17.1本协议下的所有通知和其他沟通将以书面的形式，并且如果通过邮寄的方式或任何标准的电讯形式传达，该通知将被视为正当地传达。给认购人的通知应送达至第2页上的地址，给公司的通知应送达至本协议第一页上的地址。

18. COUNTERPARTS AND ELECTRONIC MEANS

18. 副本及电子形式

18.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

18.1该认购协议可以在其任何数量的副本中签订，当签订和送达时，每一份副本都将被视为一份原始文本，所有副本将被视为一份合同。当一份签订后的认购协议副本通过电子传真或其他可以打印出来的电子传输方式送达，该副本将被视为于后面规定的日期签订和送达。